UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2010

FGX INTERNATIONAL HOLDINGS LIMITED

(Exact Name of Registrant as Specified in its Charter)

BRITISH VIRGIN ISLANDS	001-33760	98-0475043
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 George Washington Highway
Smithfield, Rhode Island	02917
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (401) 231-3800

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Information

Item 8.01.                       Other Events.

On March 9, 2010, at a special meeting, the shareholders of FGX International Holdings Limited (the “Company”) approved the Agreement and Plan of Merger, dated as of December 15, 2009, among Essilor International (“Essilor”), 1234 Acquisition Sub Inc. and the Company.

The Company’s previously announced merger with Essilor is currently expected to be completed on or about March 12, 2010.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FGX INTERNATIONAL HOLDINGS LIMITED

By:	/s/ Alec Taylor
Name:	Alec Taylor
Title:	Chief Executive Officer

Dated: March 9, 2010

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